Exhibit 10.01

 SECURITIES EXCHANGE AGREEMENT, dated as of April 21, 2014, by and among Excel Corporation, a Delaware Corporation (the “Excel”) and E-Cig Ventures, LLC, a Delaware limited liability company (“Member").

W I T N E S S E T H:

WHEREAS, Excel is a public reporting company traded on the Over the Counter Bulletin Board under the symbol "EXCC.OB."

WHEREAS, the Member is the record and beneficial owner of (i) Ten (10%) Percent of all of the issued and outstanding membership interests of Payprotec Oregon, LLC d/b/a Securus Payments; and

WHEREAS, the Member desires to sell to Excel, and Excel desires to acquire from the Member, the Securities for the consideration and in exchange (the "Exchange") of the Exchange Shares on the terms set forth in this Agreement.

NOW, THEREFORE, in reliance upon the covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01  Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

 “AAA” has the meaning ascribed to such term in Section 10.10 hereof.

 “Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority or arbitration panel.

 “Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person.

 “Agreement” means this Agreement, including the Disclosure Schedule, the other Schedules and the Exhibits and all amendments hereto.

 “Ancillary Agreements” means such other documents as may be requested by the parties in connection with the closing of the transactions contemplated hereby.

 “Basis” means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that forms or could form the basis for any specified consequence.

 “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.

 “Closing” means the completion of the Exchange pursuant to this Agreement.

 “Closing Date” has the meaning ascribed to such term in Section 2.03 hereof.

 “Code” means the Internal Revenue Code of 1986, as amended.

 “Contract” means any oral or written agreement, lease, License or sublicense, evidence of indebtedness, mortgage, indenture, security agreement, deed of trust or other contract, commitment, arrangement, understanding or obligation.

 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.  The term “Controlled” shall have a correlative meaning.

 “GAAP” means United States generally accepted accounting principles.

 “Governmental Authority” means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or court, tribunal or judicial or arbitral body or any private arbitrator.

 “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

 “Law” means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or other requirement or rule of law.

 “Licenses” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, filings, qualifications, privileges, franchises and similar consents granted or issued by any Governmental Authority.

 “Lien” means any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or any conditional sales Contract, title retention Contract or other Contract to create any of the foregoing (it being understood that a Contract which permits a party to return items purchased thereunder shall not be deemed to constitute a Lien solely by virtue thereof).

 "Organizational Documents" means, with respect to any entity, the certificate of incorporation, the articles of incorporation, bylaws, articles of organization, certificate of formation, operating agreement, limited liability company agreement, partnership agreement, formation agreement, joint venture agreement, all stockholders’ agreements, all voting agreements, all voting trusts, all buy-sell agreements, all investor rights agreements, or other similar organizational and governing documents of such entity (in each case, as amended).

 “Person” means any natural person, general or limited partnership, trust, corporation, limited liability company, firm, association, Governmental Authority or other legal entity.

 “Material Adverse Effect” means any event, change, occurrence or development that or could have a material adverse effect on (a) the business, assets, results of operations, prospects or condition (financial or otherwise) of either party hereto taken as a whole or (b) either Excel's party's ability to perform its obligations under this Agreement.

SECTION 1.02  Terms Generally.  Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, the terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified, and the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified.

ARTICLE II

  EXCHANGE

SECTION 2.01  Exchange.

(a)           At the Closing, on the terms and subject to the conditions contained herein, the Members shall sell, transfer, convey, assign and deliver the Securities to Excel, and Excel shall purchase and accept from the Member, all of the Member's right, title and interest in and to all of the Securities free and clear of any Liens, in exchange for an aggregate of Two Million (2,000,000) shares of Excel Common Stock (“Exchange Shares”) and for guaranteeing a $1.5 million loan to Member by Shadow Tree Fund A, LP, a copy of which is attached hereto as Exhibit A, such that subsequent to the Closing Date, Excel shall own 100% of all of the Securities of the Company and its Subsidiaries.

SECTION 2.02  Reserved.

SECTION 2.03  Closing.  Subject to the terms and conditions of this Agreement, the Closing shall take place at the offices of Schechter & Hillo, PC, 333 Seventh Avenue, 3rd Floor,  New York, New York 10001 or such other place or in such other manner as the parties may agree commencing at 9:00 a.m. on the Business Day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby (other than conditions with respect to the certificates, opinions and agreements to be delivered at the Closing); provided, however, that the date of the Closing shall be no later than April 21, 2014 (the date on which the Closing takes place being the “Closing Date”), unless extended by mutual consent of Excel and the Member.  The Closing shall be deemed effective as of the opening of business on the Closing Date.  Each party hereto agrees to use its or his reasonable efforts to satisfy promptly the conditions to the obligations of the respective parties hereto in order to expedite the Closing.

SECTION 2.04  Closing Deliveries by the Member.  At the Closing, the Member shall deliver or cause to be delivered to Excel:

(a)           certificates representing the Securities in the name of Excel or such other documents reasonably satisfactory to Excel demonstrating that the Securities have been duly transferred to Excel.

(b)           executed copies of the Ancillary Agreements; and

(c)           a certificate of the Member, attaching certifying resolutions of the Member approving this Agreement, the other Ancillary Agreements and the transactions contemplated hereby and thereby and setting forth (I) such good standing certificates as Excel shall reasonably request, (II) a certified copies of the Member's Organization Documents.

SECTION 2.05  Closing Deliveries by Excel.  At the Closing, Excel shall deliver or cause to be delivered to the Members:

(a)           executed copies of the Ancillary Agreements to which it is a party.

(b)           a certificate of the CEO of Excel attaching certifying resolutions of Excel approving this Agreement, the other Ancillary Agreements and the transactions contemplated hereby and thereby and setting forth such good standing certificates as the Member shall reasonably request; and

(c)           certificates representing the Exchange Shares in the name of the Member or such other documents reasonably satisfactory to the Member demonstrating that the Exchange Shares have been duly transferred to the Member.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

Each of the Members and the Company, jointly and severally, represent and warrant to Excel that the statements contained in this Article III are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Disclosure Schedule.  The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III.

SECTION 3.01  Corporate Organization; Standing and Qualification; Power and Authority; Capitalization.

                      (a)           The member is a company duly organized, validly existing and in corporate good standing under the laws of the State of Delaware. The Member has the corporate power and authority to own, lease, and operate its assets, properties and business and to carry on the business as now being conducted. The Member is duly qualified or licensed to do business in each jurisdiction where its respective properties are owned or leased or the nature of the business conducted by it require such qualification, where the failure to do so would not be reasonably expected to have a Material Adverse Effect.  The execution and performance of this Agreement and any other certificate, document, agreement, instrument, stock power or agreement executed in connection herewith (collectively, the “Ancillary Agreements”) has been duly authorized by all necessary corporate action and, neither the execution nor the delivery of this Agreement nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provisions of Law, any Governmental Order of any Governmental Authority, the Organizational Documents of the Member, or any Contract to which each the Member is a party or by which the Member is bound.  This Agreement and each Ancillary Agreement to which it is a party, when executed and delivered, will constitute a legal, valid and binding obligation of the Member and will be enforceable against the Member in accordance with its terms except that the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors’ rights.

            (b)           The Member has heretofore delivered to Excel true and correct copies of its Organizational Documents, as in effect on the date hereof.

SECTION 3.02   Approvals.  The execution and delivery of this Agreement and the Ancillary Agreements by the Member does not, and the performance of this Agreement and the Ancillary Agreements by the Member will not require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or other Person under any Law or Contract other than such filings or registrations with, or authorizations, consents or approvals of (i) Governmental Authorities the failure of which to make or obtain would not have a  Material Adverse Effect.

SECTION 3.03  Title to Securities; Condition of the Assets and Related Matters.

(a)           The Member has good, valid and marketable title to and unrestricted power to sell the Securities free and clear of any Liens, and, upon purchase and exchange therefore and delivery to Excel thereof in accordance with the terms of this Agreement, Excel will obtain good and marketable title to the Securities free and clear of any Lien.

SECTION 3.04  Reserved.

SECTION 3.05  Securities Laws.

(a)           Information on Excel.   (i)  Member has been furnished with or received either verbally or in writing from Excel such information (“Reports”) concerning its operations, financial condition and other matters as Member have requested in writing, and considered all factors Member deems material in deciding on the advisability of owning the Exchange Shares;   (ii) the Member understands the investment objectives and policies of, and the investment strategies which may be pursued by, Excel;  (iii) Member has evaluated the risks of investing in the Exchange Shares and have determined that the Exchange Shares are a suitable investment for the Members and have reviewed the Excel SEC Documents; and (iv) Member has consulted with its own advisors and is fully informed as to the legal and tax requirements within the Member’s own country (countries) and U.S. tax considerations applicable to the Member’s purchase of the Exchange Shares.

           (b)           Information on Members.   (i) Member is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the  Securities Act of 1933, as amended (the “Securities Act”), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Member to utilize the information made available by Excel to evaluate the merits and risks of and to make an informed investment decision with respect to the Exchange Shares, which represents a speculative investment;  (ii) Member has the authority and are duly and legally qualified to purchase and own the Exchange Shares; (iii) Member is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof; and (iv) the information set forth on the signature page hereto regarding such Member is accurate.

                                        (c)          Purchase of Exchange Shares.  On the Closing Date, Member will purchase the Exchange Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                                        (d)          Compliance with Securities Act.   Member understands and agrees that the Exchange Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Members contained herein), and that such Exchange Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(e)          Communication of Offer.  At no time was Member presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting.

(f)           No Governmental Review.  Member understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Exchange Shares or the suitability of the investment in the Exchange Shares nor have such authorities passed upon or endorsed the merits of the sale of the Exchange Shares.

(g)          Exchange Share Legend.  The Exchange Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE EXCHANGE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE  SECURITIES ACT, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE EXCHANGE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE EXCHANGE SHARES UNDER THE SECURITIES ACT, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY EXCEL), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. "

SECTION 3.06  No Fraudulent Conveyance. The Member is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Securities pursuant to the terms of this Agreement. The Member is not entering into this Agreement or any of the other agreements referenced in this Agreement with the intent to defraud, delay or hinder their respective creditors and the consummation of the transactions contemplated by this Agreement, and the other agreements referenced in this Agreement, will not have any such effect. The transactions contemplated in this Agreement or any agreements referenced in this Agreement will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of the Member to any of the Securities after the Closing.

SECTION 3.07  Disclosure. Except as set forth in this Agreement, there is no fact relating to the Member or the Securities that the Member has not disclosed to Excel in writing that has had or is currently having a material and adverse effect or, insofar as the Member can now foresee, will materially and adversely affect the condition of the Securities. No representation or warranty by the Member herein and no information disclosed in the schedules or exhibits hereto by the Member contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF EXCEL

Excel represents and warrants to the Member that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV).

SECTION 4.01  Organization, Etc.

(a)           Excel is duly organized, validly existing and in good standing under the laws of the State of Delaware.  Excel is duly qualified or licensed to do business, and is in good standing, as a foreign corporation in each jurisdiction where the character of its business or the nature of its properties makes such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a Material Adverse Effect.

(b)           Excel has full power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease. Excel has heretofore made available to the Member true and correct copies of its Organizational Documents as in effect on the date hereof.

(c)           Excel has all requisite power and authority to enter into this Agreement and each of the Ancillary Agreements to which it is a party, to carry out its  obligations under this Agreement and each of the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated hereby and thereby.  This Agreement has been, and each Ancillary Agreement to which Excel is a party will be, duly executed and delivered by Excel, and (assuming due authorization, execution, and delivery by the Members) this Agreement is, and each Ancillary Agreement, when duly executed and delivered, will be a legal, valid and binding obligation of Excel, enforceable against Excel in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other Laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

SECTION 4.02  No Violation.  Assuming all consents, approvals, authorizations and other actions described in Section 4.03 have been obtained or taken, the execution, delivery and performance of this Agreement and the Ancillary Agreements do not and will not (a) violate or conflict with the Organization Documents of Excel, (b) conflict with or violate any Law or Governmental Order applicable to Excel.

SECTION 4.03  Approvals.  The execution and delivery of this Agreement and the Ancillary Agreements by Excel do not, and the performance of this Agreement and the Ancillary Agreements by Excel will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or other Person under any Law or Contract, other than such filings or registrations with, or authorizations, consents or approvals of (i) Governmental Authorities the failure of which to make or obtain would not have a Material Adverse Effect.

SECTION 4.04  Validity of Exchange Shares.  The Exchange Shares to be issued at the Closing, when issued and delivered, shall be duly and validly issued, fully paid and non-assessable. Based in part on the representations and warranties of the Member as contemplated by Article III hereof and assuming the accuracy thereof, the issuance of the Exchange Shares upon consummation of the Exchange will be exempt from the registration and prospectus delivery requirements of the Securities Act and from the qualification or registration requirements of any applicable state “Blue Sky” or securities laws.

SECTION 4.05   SEC Reporting and Compliance.

(a)           Excel filed a registration statement on Form S-1 under the Securities Act, which became effective on July 25, 2011 (the “Excel Registration Statement”). Except as evidenced by the Excel SEC Documents (as defined below), since the date of the Excel Registration Statement, Excel has timely filed with the U.S. Securities and Exchange Commission (the “Commission”) all reports required to be filed pursuant to the Securities Act. Excel has not filed with the Commission a certificate on Form 15 pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)           Excel has made available online to the Member true and complete copies of the registration statements, information statements and other reports (collectively, the “Excel SEC Documents”) filed by Excel with the Commission. None of the Excel SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading.

(c)           Prior to and until the Closing, Excel will provide to the Member copies of any and all amendments or supplements to the Excel SEC Documents filed with the Commission and all subsequent registration statements and reports filed by Excel subsequent to the filing of the Excel SEC Documents with the Commission and any and all subsequent information statements, proxy statements, reports or notices filed by Excel with the Commission or delivered to the shareholders of Excel.

(d)           Excel is not an investment company within the meaning of Section 3 of the Investment Company Act of 1940, as amended.

(e)           The shares of Excel Common Stock are quoted on the Over-the-Counter (OTC) Bulletin Board under the symbol “EXCC.OB” and Excel is in compliance in all material respects with all rules and regulations of the OTC Bulletin Board applicable to it and the Excel Common Stock.

(f)           Between the date hereof and the Closing Date, Excel shall continue to satisfy the filing requirements of the Securities Act and the Exchange Act and all other requirements of applicable securities laws and of the OTC Bulletin Board.

(g)           The Excel SEC Documents include all certifications and statements required of it, if any, by (i) Rule 13a-14 or 15d-14 under the Exchange Act, and (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn and neither Excel nor any of its officers has received any notice from the Commission questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements.

(h)           In issuing the Exchange Shares in the Exchange hereunder, neither Excel nor anyone acting on its behalf has offered to sell the Exchange Shares by any form of general solicitation or advertising.

SECTION 4.06  Disclosure.  Except as set forth in this Agreement, there is no fact relating to Excel that Excel has not disclosed to the Member in writing that has had or is currently having a material and adverse effect nor, insofar as Excel can now foresee, will materially and adversely affect, the condition of Excel. No representation or warranty by Excel herein and no information disclosed in the schedules or exhibits hereto by Excel contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

SECTION 4.07  Sole Representations and Warranties.  Except for the representations and warranties expressly set forth in this Article IV, Excel makes no representation or warranty, express or implied, at law or in equity, in respect of the Exchange Shares and Excel or the transactions contemplated hereby.

ARTICLE V

RESERVED

ARTICLE VI

RESERVED

ARTICLE VII

RESERVED

ARTICLE VIII

RESERVED

ARTICLE IX

RESERVED

ARTICLE X

GENERAL PROVISIONS

SECTION 10.01  Reserved.

SECTION 10.02  Expenses.  Except as may be otherwise specified herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

SECTION 10.03  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile (followed by delivery of a copy via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.03), with a contemporaneous copy sent by email to the lawyers listed below:

(a)           if to the Member, to the address set forth on the signature pages hereto:

(b)           if to Excel:

Excel Corporation
595 Madison Avenue, 3rd Floor
New York, NY 10022
Attn: CEO

with a copy to (which shall not constitute notice):

Schechter & Hillo, PC
333 Seventh Avenue, 3rd Floor
New York, NY 10001
Attn: Robert Schechter, Esq.
(212) 245-9101ras@schechill.com

(c)           All parties shall also send a copy of any notices hereunder to:

               Mitchell C. Shapiro, Esq.
15 Cutter Mill Road, #207
Great Neck, New York 11021
mcs@mcshapirolaw.com

SECTION 10.04     Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 10.05     Severability.  If any term or other provision of this Agreement is held invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

SECTION 10.06     Entire Agreement.  This Agreement and the Ancillary Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, any purported or actual summary of terms that may have been provided by one party to another.

SECTION 10.07     Assignment.  No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto, and any such attempted assignment without the prior written consent of the other party shall be void and of no force or effect. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 10.08     No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 10.09     Amendment.  This Agreement may not be amended or modified except by an instrument in writing signed by Excel, the Company and the Members.

SECTION 10.10     Arbitration, Governing Law; Submission to Jurisdiction, Waivers

(a)           Arbitration.  In the event that any dispute, disagreement or controversy arises out of or relates to or concerns any rights, obligations or other aspect of this Agreement, either party may notify the other in writing within 30 days of the circumstances giving rise to such dispute.  If Excel and the Members are not able to resolve such dispute within 30 days of the applicable party’s receipt of notice of such dispute hereunder, such dispute shall promptly be submitted to arbitration in New York City before the American Arbitration Association (the “AAA”) in accordance with the commercial arbitration rules of the AAA.  The arbitration tribunal shall be composed of one arbitrator.  The arbitrator will be directed to resolve such dispute, disagreement or controversy.  The award of the arbitrator shall be enforceable in any court of competent jurisdiction.  Notwithstanding the foregoing, any party shall be entitled to seek injunctive relief or other equitable remedies from any court of competent jurisdiction.

(b)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

SECTION 10.11    Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.12    Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The parties intend that each representation, warranty and covenant contained herein shall have independent significance.  If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

SECTION 10.13    Specific Performance.  Each party acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each party agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

SECTION 10.14    Survival of Representations, Warranties and Covenants.  All of the representations and warranties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect until the expiration of any applicable statute of limitations (including all periods of extension whether automatic or permissive), except i) as to any matters with respect to which a bona fide written claim shall have been made or an action at law or in equity shall have commenced before such date, in which event survival shall continue (but only with respect to, and to the extent of, such claim) until the final resolution of such claim or action, including all applicable periods for appeal.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

EXCEL CORPORATION:

By:	/s/
Name: Ruby Azrak
Title: CEO

MEMBER:

E-CIG VENTURES, LLC

By:	/s/
Name:	Shalom Auerbach
Title:	Sole Member

Address for Notices:

Fax:

email: